                                 Exhibit 10.15

                                FIRST AMENDMENT
                                      TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


     This First Amendment to Third Amended and Restated Credit Agreement (this

"Amendment") is entered into and effective as of the 30th day of July, 1999, by
----------
and among BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) in its individual capacity as the sole Lender

("Lender") and as Agent for the Lenders ("Agent"), and LATEX PETROLEUM
--------                                  -----
CORPORATION, LATEX/GOC ACQUISITION, INC., GERMANY OIL COMPANY, ALLIANCE RESOURCES (USA), INC., SOURCE PETROLEUM, INC. and ALLIANCE RESOURCES PLC (individually, a "Borrower," and collectively, "Borrowers").
                  --------                      ---------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Lender, Agent and Borrowers are parties to that certain Third Amended and Restated Credit Agreement dated as of October 26, 1998 pursuant to which Lender has made certain loans and provided certain other credit accommodations to Borrowers (the "Credit Agreement") (unless otherwise defined
                                  ----------------
herein, all defined terms used herein which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement); and

     WHEREAS, Borrowers have requested that the Credit Agreement be amended to
(a) increase the Tranche B Commitment Amount to $25,000,000, (b) decrease the Tranche A Commitment Amount to $25,000,000 and (c) reflect certain changes in the ownership of the capital stock of certain Subsidiaries of Alliance Plc; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Lender and Agent are willing to enter into the amendments and grant the waivers Borrowers have requested.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

     SECTION 1.     Amendments.  Subject to and upon the terms and conditions
                    ----------
set forth herein, the Credit Agreement is hereby amended as follows:

     1.1  Additional Definitions.  Section 1.1 of the Agreement is hereby
          ----------------------
amended to add thereto definitions of "Alliance Delaware,""El Paso," "First
                                       -----------------   -------    -----
Amendment," and "Participation Agreement" which shall read in full as follows:
---------        -----------------------

     "Alliance Delaware" means Alliance Resources (Delaware), Inc., a Delaware
      -----------------
corporation and the sole shareholder of Alliance Group and LRI.

     "El Paso" means El Paso Capital Investments, L.L.C., a Delaware
      -------
corporation.

     "First Amendment" means that certain First Amendment to Credit Agreement
      ---------------
dated as of July 30, 1999 by and among Borrowers, Lenders and Agent.

     "Participation Agreement" means a Participation Agreement dated as of July
      -----------------------
30, 1999 by and between Bank of America and El Paso.

     1.2  Amendment to Existing Defined Terms.  The definitions of "Agreement,"
          -----------------------------------                       ---------
"Alliance Group," "Alliance Plc," "Change of Control," "Guaranties,"
 --------------    ------------    -----------------    ----------
"Guarantors," "Pledge Agreements," "Security Agreements," "Stated Maturity
 ----------    -----------------    -------------------    ---------------
Date," "Tranche A Commitment Amount," "Tranche B Availability Termination Date"
        ---------------------------    ---------------------------------------
and "Tranche B Commitment Amount" contained in Section 1.1 of the Credit
     ---------------------------
Agreement are hereby amended to read in full as follows:

     "Agreement" means on any date, this Third Amended and Restated Credit
      ---------
Agreement as amended by the First Amendment and as subsequently amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alliance Group" means Alliance Resources Group, Inc., a Delaware
      --------------
corporation and the sole shareholder of each of the Alliance U.S. Subsidiaries.

     "Alliance Plc" is defined in the Preamble and is the sole shareholder of
      ------------                    --------
Manx and Difco.

     "Change in Control" means if (a) any Person or "group" (as defined in the
      -----------------
Securities Exchange Act of 1934) other than (i) John A. Keenan, (ii) Difco Holders, (iii) any trust existing solely for the benefit of the above individuals or the estate or any executor, administrator, conservator, or other legal representative of any of the above individuals, or (iv) EnCap shall own directly or directly greater than 33 1/3% of the issued and outstanding voting share capital of Alliance Plc, (b) Alliance Plc shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Manx or Difco, on a fully-diluted basis, (c) Difco shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Alliance Delaware, on a fully-diluted basis, (d) Alliance Delaware shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of LRI or Alliance Group, on a fully-diluted basis, (e) LRI shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of LPC, GOCA, New GOC or ENPRO, on a fully-diluted basis, (f) Alliance Group shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Source, ARNO, ARCOL or Alliance USA, on a fully-diluted basis, or (g) during the period from the date of one annual general meeting, of Alliance Plc to the next annual meeting, beginning with the 1998 annual general meeting individuals who at the beginning of such period were members of the Board of Directors of Alliance Plc shall cease for any reason to constitute a majority of the members of the Board of Directors of Alliance Plc.

     "Guaranties" means the guaranties of the Obligations executed and delivered
      ----------
pursuant to Sections 6.1.4 and 6.2.7 of this Agreement or Section 7.3 of the
            --------------     -----                      ------------
First Amendment, substantially in the form of Exhibit D-2, given by each of LRI,
                                              -----------
ENPRO, Alliance Group, and Alliance Delaware and substantially in the form of

Exhibit D-1, given by Difco.
-----------

     "Guarantors" means Alliance Group, LRI, ENPRO, Difco and Alliance Delaware.
      ----------

     "Pledge Agreements" means a Pledge Agreement executed and delivered
      -----------------
pursuant to Section 6.1.5 and 6.2.8 of this Agreement or Section 7.4 of the
            -------------     -----                      -----------
First Amendment, substantially in the form of Exhibit F-3 given by each of LRI,
                                              -----------
Alliance Group and Alliance Delaware, and substantially in the form of Exhibit
                                                                       -------
F-2 given by Alliance Plc and Difco or such other form as may be appropriate in
---
a jurisdiction other than the US, or a state thereof, and in each case, as amended, supplemented, restated or otherwise modified from time to time.

     "Security Agreement" means a security agreement and any similar instrument
      ------------------
or agreement, executed or delivered pursuant to Sections 6.1.7 and 6.2.6 of this
                                                --------------     -----
Agreement or Section 7.5 of the First Amendment substantially in the form of
             -----------
Exhibit C-1 hereto, or such other form as may be appropriate in a jurisdiction
-----------
other than the U.S. or a state thereof, and in each case as amended, supplemented, restated or otherwise modified from time to time.

     "Stated Maturity Date" means (i) with respect to the Tranche A Loans, the
      --------------------
date that is three (3) years after the Tranche A Availability Termination Date,
(ii) with respect to Tranche B Loans July 31, 2001; and (iii) with respect to Tranche C Loans, October 30, 2004.

     "Tranche A Commitment Amount" means the lesser of (i) $25,000,000 as
      ---------------------------
reduced from time to time pursuant to the provisions of Section 2.2, and (ii)
                                                        -----------
the Borrowing Base.

     "Tranche B Availability Termination Date" means July 31, 2001.
      ---------------------------------------

     "Tranche B Commitment Amount" means $25,000,000 as reduced from time to
      ---------------------------
time pursuant to the provisions of Section 2.2.

     1.3  Amendment to General Commitment.  The second sentence of Section 2.1
          -------------------------------                          -----------
shall be amended to read in full as follows:

     On the terms and subject to the conditions hereof, the Borrowers may, from time to time, borrow and prepay Tranche A Loans and Tranche B Loans, but may not borrow or reborrow Tranche B Loans after July 30, 1999 and may not reborrow any amounts paid or repaid in respect of Tranche C Loans.

     1.4  Amendment to Tranche B Commitment.  Section 2.1.2 of the Credit
          ---------------------------------   -------------
Agreement is hereby amended (a) to restate clause (x) thereof to read in full "July 30, 1999", and (b) to insert the following sentences at the end of such
Section:

     Without limiting the foregoing, on the effective date of the First Amendment, but subject to the satisfaction of all conditions precedent to the effectiveness of such amendment set forth therein, Lenders will make Tranche B Loans to Borrowers in an aggregate amount of $5,000,000; provided, that, notwithstanding Section 11.11.2 hereof Lenders shall only
                                     ---------------
     be obligated to make such Loans on such date if prior thereto El Paso has purchased for $5,000,000 a participation interest in Tranche B Loans pursuant to the Participation Agreement; and provided, further, that
                                                  --------  -------
     notwithstanding the provisions of Section 2.7(b), such Tranche B Loans may
                                       --------------
     be used by Borrower for general corporate and working capital purposes in addition to Approved Development Activities in respect of the East Irish Sea Assets. Unless and until El Paso purchases such participation interest, Lenders shall have no obligation hereunder or under any other Loan Document to make Tranche B Loans which would result in the aggregate outstanding principal balance of all Tranche B Loans exceeding $20,000,000.

     1.5  Amendment to Optional Commitment Termination Provisions.  Section
          -------------------------------------------------------   -------
2.2.1 of the Credit Agreement is hereby amended to read in full as follows:
-----

          Section 2.2.1.  Optional.  The Borrowers may, from time to time on any
                          --------
          Business Day, voluntarily reduce the Commitments in the following order: first, the Tranche A Commitment Amount and when the Tranche A Commitment has been reduced to zero, then the Tranche B Commitment Amount and, when the Tranche B Commitment has been reduced to zero, then the Tranche C Commitment Amount; provided, however, that all such
                                                --------  -------
          reductions shall require at least three (3) Business Days' prior notice to the Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $250,000 and in an integral multiple of $50,000.

     1.6  Amendment to Optional Prepayment Provisions.  Clause (i) of Section
          -------------------------------------------                 -------
3.1.1(a) of the Credit Agreement is hereby amended to read in full as follows:
--------

          (i) any such prepayment shall be made (A) first to Tranche A Loans until all Tranche A Loans have been paid in full, (B) second to Tranche B Loans until all Tranche B Loans have been paid in full, and
          (C) then to Tranche C Loans.

     1.7  Amendment to ORRI Provision.  Section 3.5(b) of the Credit Agreement
          ---------------------------
is hereby deleted.

     SECTION 2.     Deferral of July 31, 1999 Scheduled Redetermination of the
                    ----------------------------------------------------------
Borrowing Base and Collateral Value.  The redetermination of the Borrowing Base
-----------------------------------
and Collateral Value scheduled to occur on July 31, 1999 pursuant to Section
                                                                     -------
2.6(a) of the Credit Agreement shall be deferred until December 31, 1999.
------

     SECTION 3.     Certain Acknowledgments of Borrowers.  Each Borrower
                    ------------------------------------
acknowledges and agrees that as of the date hereof (a) the Borrowing Base is $18,500,000, (b) the aggregate amount of all Tranche A Loans outstanding and all Letter of Credit Outstandings is $18,500,000 (i) the amount available to be drawn under the Tranche A Commitment is zero (0), (c) the Tranche B Commitment is $25,000,000, (d) the aggregate principal amount of all Tranche B Loans outstanding is $20,000,000, (e) the aggregate amount available to be drawn under the Tranche B Commitment is $5,000,000 (provided, that the availability of such Tranche B Commitment is subject to El Paso's purchase of a participation interest in the Loans in a corresponding amount and Borrowers' satisfaction of all other conditions precedent to the availability of Tranche B Loans under the Credit Agreement and the other Loan Documents), (f) the Tranche C Commitment is $5,000,000, (g) the aggregate outstanding principal amount of all Tranche C Loans is $5,000,000, and (h) the aggregate amount available to be drawn under the Tranche C Commitment is zero
(0).

     SECTION 4.     Certain Acknowledgment of Guarantors.  By executing the
                    ------------------------------------
acknowledgment to this Amendment, each Guarantor hereby confirms and agrees that the Guaranty and each Security Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the date hereof, each reference therein to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and refer to the Credit Agreement after giving effect to this Amendment.

     SECTION 5.     Releases.  Each Borrower hereby releases, and each other
                    --------
Obligor by executing its acknowledgment hereto hereby releases Agent, Lender and their respective officers, directors, shareholders, agents, employees, attorneys, Affiliates and representatives (collectively, the "Released Parties") from all claims, liabilities, looses, damages or demands whether liquidated or unliquidated, actual or contingent, now known, unknown or unforeseen (hereinafter, collectively, the "Claims") which any Borrower or any Obligor may hold which in anyway arise out of, or relate to, the Commitments, the Loans, the Credit Agreement, the Loan Documents, or any transaction contemplated thereby or which in anyway arise out of or relate to any prior credit facility provided by Lender, any of its predecessors or any of their Affiliates to any Borrower or any other Obligor, any of their predecessors or any of their Affiliates (any "Prior Credit Facility"). Without limiting the foregoing, the claims released herein expressly include any claims arising out of, or alleged to arise out of
(a) the application for or the negotiation of the terms of the Loans, the Loan Documents or any Prior Credit Facility, (b) the administration by Lender of the Commitments, the Loans, the Loan Documents and any Prior Credit Facility, or (c) the contracting for charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto.

     SECTION 6.     Representations and Warranties.  In order to induce Agent
                    ------------------------------
and Lender to enter into the amendments to the Credit Agreement contained in

Section 1, Borrowers hereby represent and warrant to Lender and Agent as
---------
follows:

     6.1  Reaffirmation of Representations and Warranties.  After giving effect
          -----------------------------------------------
to the amendments contained in Section 1 hereof and certain waivers contained in
                               ---------
a letter agreement of even date herewith by and among Agent, Lender and Borrowers (the "Waiver Letter"), each representation and warranty of Borrowers
                -------------
contained in the Credit Agreement and the other Loan Documents is true and correct.

     6.2  Due Authorization, No Conflicts.  The execution, delivery and
          -------------------------------
performance by each Borrower of this Amendment and the Waiver Letter are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of application law or any material agreement binding upon any Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of its respective assets.

     6.3  Validity and Binding Effect.  This Amendment and the Waiver Letter
          ---------------------------
constitute the valid and binding obligations of each Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     6.4  No Defenses.  Neither any Borrower nor any other Obligor has any
          -----------
defense to payment, counterclaim or right of set-off with respect to the Obligations existing on the date hereof.

     SECTION 7.     Conditions to Effectiveness.
                    ---------------------------

     7.1  Effective Date.  This amendments contained in Section 1 hereof shall
          --------------                                ---------
be effective on July 30, 1999, when each of the conditions set forth in this

Section 7 have been satisfied.
---------

     7.2  Resolutions, etc.  The Agent and Lender shall have received from each
          -----------------
Borrower, LRI, Alliance Group, Alliance Delaware, ENPRO, Difco and any other Obligor a certificate of the Secretary of Assistant Secretary of such Obligor as to:

          (a) resolutions of the Board of Directors of such Obligor then in full force and effect authorizing the execution, delivery and performance of this Amendment and the Waiver Letter and each other Loan Document, as applicable, to be executed by it pursuant hereto;

          (b) the incumbency and signatures of those of its officers or Persons authorized to act with respect to this Amendment, and the Waiver Letter and each other Loan Document, as applicable, executed by it pursuant hereto;

          (c) with respect to Alliance Delaware only, the Organic Documents of such Obligor; and

          (d) with respect to Alliance Delaware only, evidence that such Obligor is in good standing under Applicable Laws of the jurisdiction of its organization,

upon which certificate the Agent may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

     7.3  Guaranty.  The Agent shall have received executed counterparts of a
          --------
Guaranty, dated as of the date hereof, in form, substance and scope satisfactory to the Agent, duly executed by Alliance Delaware.

     7.4  Pledge Agreements.  The Agent shall have received executed
          -----------------
counterparts of Pledge Agreements or amendments of Pledge Agreements previously delivered under the Credit Agreement, dated as of the date hereof, in form, substance and scope satisfactory to the Agent, duly executed by (i) Alliance Plc pledging its interest in the capital stock of Manx and Difco, (ii Difco pledging its interest in the capital stock of Alliance Delaware, and (iii) Alliance Delaware pledging its interest in the capital stock of Alliance Group and LRI, together with the certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to such pledge agreement or amendment, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to such pledge agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent in accordance with Section 8-313 and
Section 8-321 of the Uniform Commercial Code, as in effect in the State of Illinois, and as applicable, with the evidence of completion (or satisfactory arrangement for the completion) of all filings and recording of such pledge agreements as may be necessary, or in the reasonable opinion of the Agent, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

     7.5  Security Agreements.  The Agent shall have received from Alliance Plc,
          -------------------
Alliance Delaware and Difco duly executed, original counterparts of Security Agreements, or amendments of Security Agreements previously delivered under the Credit Agreement, in form, substance and scope satisfactory to the Agent, together with:

          (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), in proper form for filing, naming the Borrowers (or their Subsidiaries, as applicable) as the debtor and the Agent as the secured party, or other similar instruments or documents, filed (or satisfactory arrangements for the completion of all filings and recordings) under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, effectively to create valid, perfected first priority liens against and security interests in the collateral covered thereby; and

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in such Security Agreement together with such other Uniform Commercial Code Form UCC-3 termination statements as the Lender may reasonable request from the Borrowers.

     7.6  Stock Transfer Agreement.  The Agent shall have received and approved
          ------------------------
a true, correct and complete copy of the documents evidencing the transfer of all of the outstanding shares of voting capital stock of Alliance Group and LRI from Alliance Plc to Alliance Delaware.

     7.7  Amendment to EnCap Purchase Agreement.  The Agent shall have received
          -------------------------------------
and approved a true, correct and complete copy of the documents under which the Purchase Agreement dated as of October 27, 1998 among Alliance Plc, EnCap Equity 1996 Limited Partnership and Energy Capital Investment Company PLC is being amended to reflect the same changes in the ownership of the capital stock of certain Subsidiaries of Alliance Plc as are more particularly described in the Waiver Letter.

     7.8  Execution of Counterparts.  The Agent shall have received counterparts
          -------------------------
of this Amendment duly executed and delivered on behalf of each Obligor, the Agent and the Lenders.

     7.9  Closing Fees, Expenses, etc.  The Agent shall have received all fees
          ----------------------------
and all reasonable costs and expenses due and payable pursuant to Sections 3.3
                                                                  ------------
and 11.3 of the Credit Agreement, if then invoiced, including, without
    ----
limitation, all fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation, execution and closing of this Amendment and the Waiver Letter.

     7.1  Legal Details, etc.  All documents executed or submitted pursuant
          ------------------
hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Agent and its counsel.

     7.1  July 31 Interest Payment.  All interest on the Loans which has accrued
          ------------------------
or shall accrue through July 31, 1999 shall be paid in full.

     7.1  Termination Date.  If all of the conditions set forth in Section 7
          ----------------                                         ---------
hereof shall not have been satisfied on or prior to 5:00 p.m. Dallas, Texas time, July 30, 1999, the agreements of the parties contained in this Amendment and the Waiver Letter shall, unless otherwise agreed by the Agent, terminate effective immediately at such time and without further action.

     SECTION 8.     Miscellaneous.
                    -------------

     8.1  Reaffirmation of Loan Documents; Extension of Liens.  Any and all of
          ---------------------------------------------------
the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby ratifies, confirms and extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     8.2  Parties in Interest.  All of the terms and provisions of this
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     8.3  Legal Expenses.  Borrowers hereby agree to pay on the date hereof all
          --------------
reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Amendment and all related documents.

     8.4  Counterparts.  This Amendment may be executed in counterparts, and all
          ------------
parties need not execute the same counterpart. Facsimiles shall be effective as originals.

     8.5  Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT (AS AMENDED
          ------------------
PURSUANT TO THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     8.6  Headings.  The headings, captions and arrangements used in this
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed by their respective officers hereunto duly authorized as of the day and first year above written.

                              BORROWERS:
                              ----------

                              LATEX PETROLEUM CORPORATION


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              LATEX/GOC ACQUISITION, INC.


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              GERMANY OIL COMPANY


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              ALLIANCE RESOURCES (USA), INC.


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              SOURCE PETROLEUM, INC.


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              ALLIANCE RESOURCES PLC


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

                              AGENT:
                              -----

                              BANK OF AMERICA, N.A., FORMERLY
                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent for
                              the Lenders



                              By:
                                 -----------------------------------------------
                                   Title:
                                         ---------------------------------------


                              LENDERS:
                              -------

                              BANK OF AMERICA, N.A., FORMERLY
                              KNOWN AS  BANK OF AMERICA
                              NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:
                                 -----------------------------------------------
                                   Title:
                                         ---------------------------------------


Acknowledged and Accepted:

LATEX RESOURCES, INC.


By:
   ---------------------------
   Name:
   Title:


ENPRO, INC.



By:
   ---------------------------
   Name:
   Title:

ALLIANCE RESOURCES (DELAWARE), INC.



By:
   --------------------
   Name:
   Title:


ALLIANCE RESOURCES GROUP, INC.



By:
   --------------------
   Name:
   Title:


DIFCO LIMITED



By:
   --------------------
   Name:
   Title: